EXHIBIT 21.2

MACK-CALI REALTY, L.P.

Subsidiary	State of Incorporation or Organization
1 GIRALDA REALTY L.L.C.	DE
1 WATER STREET L.L.C.	NY
2 EXECUTIVE REALTY L.L.C.	NJ
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 GIRALDA REALTY L.L.C.	DE
3 SYLVAN HOLDING, L.L.C.	NJ
3 SYLVAN REALTY L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
5 WOOD HOLLOW REALTY, L.L.C.	NJ
6 BECKER URBAN RENEWAL, L.L.C.	NJ
7 GIRALDA REALTY L.L.C.	DE
9 CAMPUS REALTY L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
14/16 SKYLINE REALTY L.L.C.	NY
25 CC BONDS, L.L.C.	NJ
51 JFK HOLDING L.L.C.	DE
51 JFK UNIT L.L.C.	DE
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT LLC	NJ
75 LIVINGSTON SPE LLC	DE
85 LIVINGSTON SPE LLC	DE
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ
101 HUDSON HOLDING L.L.C.	DE
101 HUDSON HOSPITALITY L.L.C.	NJ
101 HUDSON REALTY L.L.C.	DE
101-103 JFK HOLDING L.L.C.	DE
101-103 JFK REALTY L.L.C.	DE
111 RIVER REALTY L.L.C.	NJ
111 RIVER SPE HOLDING, L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
201 WILLOWBROOK FUNDING L.L.C.	NJ
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
250 HALF MILE L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
335 WASHINGTON REALTY, L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
ALTERRA I L.L.C.	DE
ALTERRA II L.L.C.	DE
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ

CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CCMA NOMINEE L.L.C.	NJ
CHAI JV MEMBER L.L.C.	VA
COLLEGE ROAD REALTY L.L.C.	NJ
COLUMBIA ROAD OWNERS LLC	DE
COLUMBIA ROAD PARTNERS LLC	DE
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
DISTRICT KITCHEN HOSPITALITY L.L.C.	NJ
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE FUNDING L.L.C.	DE
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GALE ONC ASSOCIATES, LLC	DE
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT GKA REALTY LLC	MD
GREENBELT L REALTY LLC	MD
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
LIBERTY TOWERS TIC I, L.L.C.	NJ
LIBERTY TOWERS TIC II, L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 101 HUDSON ASSOCIATES L.L.C.	NJ
M-C 125 BROAD C L.L.C.	DE
M-C 3 CAMPUS, LLC	DE
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C NEWARK L.L.C.	DE
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C SO. PIER L.L.C.	DE
M-C VREELAND, LLC	DE
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ

MACK-CALI FACILITY, LLC	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA LAND HOLDING, L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER ASSOCIATES SOUTH, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MARTINE OWNERS L.L.C.	NY
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC COLUMBIA ROAD LLC	DE
MC FOOD HALL HOSPITALITY L.L.C.	NJ
MC FREE WI-FI L.L.C.	NJ
MC HARBORSIDE RESTAURANT L.L.C.	NJ
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PIGGYBACK HOSPITALITY L.L.C.	NJ
MC PIGGYBACK SERVICES L.L.C.	NJ
MC PLAZA 8-9 PM L.L.C.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL II, L.L.C.	DE
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MCPRC LLC	NJ
MC RICHMOND NB L.L.C.	NJ
MC RIVERWATCH NB L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
MC ROSELAND NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE

MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MC UNIVERSITY PARKING L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
METRO 99 TIC I, L.L.C.	DE
METRO 99 TIC II L.L.C.	DE
METRO 101 HOLDING L.L.C.	DE
METRO 101 REALTY L.L.C.	DE
METROVIEW 333 REALTY L.L.C.	NJ
MONACO HOLDINGS, L.L.C.	NJ
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL, L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
ONE CAMPUS ASSOCIATES, L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
OVERLOOK RIDGE APARTMENTS INVESTORS LLC	DE
PALLADIUM REALTY L.L.C.	NJ
PARCEL 1-3 AT PORT IMPERIAL LLC	NJ
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PARCEL 8-9 AT PORT IMPERIAL LLC	NJ
PARCEL 16 AT PORT IMPERIAL LLC	NJ
PARK PARCEL AT PORT IMPERIAL LLC	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS, L.L.C.	DE

PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE PORT IMPERIAL SOUTH 15, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RED BANK CORPORATE PLAZA, LLC	NJ
RED BANK HMS L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL, L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSEGARDEN MONACO HOLDINGS, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND 40 PARK, L.L.C.	DE
ROSELAND ACQUISITION CORP.	DE
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND BB HOSPITALITY, L.L.C.	NJ
ROSELAND BB PARTNER, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND FREEHOLD L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
ROSELAND MANAGEMENT COMPANY, L.L.C.	DE
ROSELAND MANAGEMENT SERVICES, L.P.	NJ
ROSELAND MONUMENT L.L.C.	DE
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND PA HOLDING L.L.C.	DE
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND RESIDENTIAL DEVELOPMENT, LLC	NJ
ROSELAND RESIDENTIAL, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
ROSELAND RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSELAND/RIVERWALK G, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 2 CAMPUS L.L.C.	NJ
RRT 95 MORGAN, L.L.C.	NJ
RRT GREENBELT HOLDING LLC	MD
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SYLVAN/CAMPUS REALTY L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ